Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of events after reporting period [Abstract]
Subsequent Events	Subsequent Events
Acquisition of Far North
On Feb. 2, 2026, the Company acquired all issued and outstanding common shares of Far North Corporation (Far North) from an affiliate of Hut 8 Corp. (the Far North Acquisition). The Far North Acquisition, which includes Far North and its subsidiaries’ entire business operations in Ontario consisting of four natural gas-fired generation facilities totaling 310 MW, was completed for an aggregate purchase price of $95 million, subject to working capital and other adjustments. The Far North Acquisition was funded through a combination of cash on hand and draws on the Company's credit facilities.
The Far North Acquisition will be accounted for as a business combination using the acquisition method where the acquired tangible assets and intangible assets, if any, and assumed liabilities are recorded at their estimated fair values at the date of acquisition. Any amount less than or exceeding the purchase price will be presented as goodwill or a bargain purchase gain, respectively.
The fair values of Far North’s identifiable assets and liabilities to be assumed and the impact of applying acquisition accounting have not been fully determined. Due to the proximity of the acquisition date to the release date of the Company’s Consolidated Financial Statements, the preliminary purchase price allocation will be disclosed in the Consolidated Financial Statements for the three months ended March 31, 2026.